                                                                   EXHIBIT 10.42

                        AMENDMENT NO. 1 TO AMENDED AND
                  RESTATED REDUCING REVOLVING LOAN AGREEMENT


          This Amendment No. 1 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") is entered into with reference to the Amended Reducing Revolving Loan Agreement dated as of October 14, 1998 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland, as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrower and the Administrative Agent, acting with the consent of all of the Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:
                                 ----

     1.   Section 1.1.  Section 1.1 of the Loan Agreement is amended to add the
          -----------           ---
following new definition:

          "Annualized Indiana Project Adjusted EBITDA" means, with respect to
           ------------------------------------------
          the Indiana Project and as of any date upon which the Indiana Project has been open for business for at least one (1) full Fiscal Quarter but less than four (4) full Fiscal Quarters, Adjusted EBITDA attributable to the Indiana Project annualized using the following conventions: (i) if the Indiana Project has been open for business for less than one (1) full Fiscal Quarter, no annualization adjustment shall be made and this definition shall not apply, (ii) if the Indiana Project has been open for business for one (1) full Fiscal Quarter (and not more than one (1) Fiscal Quarter), Adjusted EBITDA attributable to the Indiana Project for that Fiscal Quarter shall be multiplied by four, (iii) if the Indiana Project has been open for business two (2) full Fiscal Quarters (and not more than two (2) Fiscal Quarters), Adjusted EBITDA attributable to the Indiana Project for those Fiscal Quarters shall be multiplied by two and (iv) if the Indiana Project has been open for business for three (3) full Fiscal Quarters, Adjusted EBITDA attributable to the Indiana Project for those Fiscal Quarters shall be multiplied by four thirds (4/3). To the extent that Adjusted EBITDA attributable to the Indiana Project is included within this definition, it shall not also be included within Adjusted EBITDA.

     2.   Section 1.1. Section 1.1 of the Loan Agreement is further amended by
          -----------          ---
deleting the definition of "Phoenix Eagle Property."

     3.   Section 1.1.  Section 1.1 of the Loan Agreement is further amended by
          -----------           ---
revising the following definitions to read as follows:

          "Funded Debt Ratio" means, as of the last day of each Fiscal Quarter,
           -----------------
          the ratio of (a) Average Quarterly Funded Debt to (b) the sum of (i)
              -----                                      --         --- --
          Adjusted EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters plus (ii)
                                                                      ----
          any Annualized Indiana Project Adjusted EBITDA as of such date.

          "Interest Coverage Ratio" means, as of the last day of each Fiscal
           -----------------------
          Quarter, the ratio of (a) the sum of (i) Adjusted EBITDA for the
                       ----- --         --- --
          fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters plus (ii) any Annualized Indiana
                                                ----
          Project Adjusted EBITDA as of such date minus (I) the aggregate
                                                  -----
          Maintenance Capital Expenditures made in that fiscal period and minus
                                                                          -----
          (II) Cash Income Taxes paid in that fiscal period and minus (III)
                                                                -----
          Distributions consisting of dividends on capital stock of Borrower made in Cash during that fiscal period to (b) Interest Charges for
                                                 --
          that fiscal period.

          "Phoenix Excess Property"  means up to 100 undeveloped acres of the
           -----------------------
          Phoenix Property that may, upon request of Borrower, be released from the Lien of the Phoenix Deed of Trust in connection with the sale thereof to a Person that is not an Affiliate of Borrower, subject to the conditions set forth therein and to compliance with Section 2.13.
                                                                          ----

          "Reduction Amount" means with respect to each Reduction Date, (a) if
           ----------------
          the Facility Increase has not occurred, the amount set forth below opposite the period in which that Reduction Date occurs (subject to the last sentence of Sections 2.5 and 2.7):
                                        ---     ---

                    Period                      Amount
                    ------                      ------

                  March 31, 2001
               through December 31, 2002      $10,000,000

                  March 31, 2003
               through September 30, 2003     $16,666,667

          and (b) if the Facility Increase has occurred, the Reduction Amount for the period (i) March 31, 2001 through December 31, 2002 shall be the sum of $10,000,000 plus 5% of the Facility Increase Amount and
              --- --             ----
          (ii) March 31, 2003 through September 30, 2003 shall be the sum of
                                                                      --- --
          $16,666,667 plus 8.333% of the Facility Increase Amount.
                      ----

          "Senior Funded Debt Ratio" means, as of the last day of each Fiscal
           ------------------------
          Quarter, the ratio of (a) Average Quarterly Senior Funded Debt to (b)
                       ----- --                                          --
          the sum of (i) Adjusted EBITDA for the fiscal period consisting of
              --- --
          that Fiscal Quarter and the three immediately preceding Fiscal Quarters plus (ii) any Annualized Indiana Project Adjusted EBITDA as
                   ----
          of such date.

     4.   Section 1.1.  Section 1.1 of the Loan Agreement is further amended by
          -----------           ---
revising clause (c) of the definition of "Unrestricted Subsidiary" to read as
                 -
follows:

          "(c) so long as (i) Section 5.11(b) has not become applicable or (ii)
               ----------             -------
          the aggregate net Investments made by Borrower in the CMC Louisiana Subsidiaries are less than $10,000,000, the CMC Louisiana Subsidiaries,"

     5.   Section 2.5.  As of May 21, 1999, Borrower permanently and irrevocably
          -----------
(subject to Section 2.11) reduced the Commitment to $200,000,000 pursuant to
                    ----
Section 2.5.  The last sentence of Section 2.5 shall not, however, apply to this
        ---                                ---
reduction of the Commitment.

     6.   Section 2.7.  Section 2.7 of the Loan Agreement is hereby amended to
          -----------           ---
read as follows:

          "2.7 [Intentionally Deleted]"

     7.   Section 2.11.  Section 2.11 of the Loan Agreement is hereby amended
          ------------           ----
(a) by striking the proviso in the first sentence thereof, (b) by striking the date "October 15, 1999" in the second line thereof and substituting the date "December 31, 2000" in its place, (c) by striking the figures "$75,000,000" in the fourth line thereof and substituting in their place the figures "$100,000,000", (d) by striking subclause (i) of clause (a) thereof and substituting in its place the words "[Intentionally Deleted]" and (e) by striking the figures "$75,000,000" in the third line of clause (f) and
                                                                -
substituting in their place the figures "$100,000,000."

     8.   Section 2.13.  Section 2.13 of the Loan Agreement is amended by (a)
          ------------           ----
deleting the words "the Phoenix Eagle Property" in clause (c) of the first
                                                           -
sentence thereof and substituting therefor the words "[Intentionally Deleted]" and (b) adding a new sentence immediately following the initial sentence of such Section, to read as follows:

          "In addition, subject to the prior written approval of the Requisite Banks (which approval may be subject to such conditions, including
                                                                   ---------
          requirements for application of proceeds, as the Requisite Banks may in their sole discretion determine are appropriate), the Administrative Agent shall execute such documents as are reasonably required to release from the Lien of the Phoenix Deed of Trust the Phoenix Excess Property (in addition to the portions thereof described
                                   -----------
          in the first sentence of this Section 2.13); provided that such
                                                ----   -------- ----
          release must be in connection with a Disposition thereof to a Person that is not an Affiliate of Borrower.

     9.   Section 5.13.   Section 5.13 of the Loan Agreement is amended to read
          ------------            ----
as follows:

          "5.13       Intercompany Notes.  Execute a promissory note (in a form
                      ------------------
          reasonably acceptable to the Administrative Agent) evidencing any Indebtedness of Borrower or a

          Restricted Subsidiary to any Restricted Subsidiary which is in an amount of $5,000,000 or more, and cause each payee of such promissory note to deliver the same to Borrower; provided that Borrower shall,
                                                --------
          immediately upon request by the Administrative Agent, deliver the same to the Administrative Agent, with an endorsement in blank, as Pledged Collateral (General).

     10.  Section 6.5(d).  Section 6.5(d) of the Loan Agreement is hereby
          --------------           ------
amended by striking the figures "$10,000,000" and substituting the figures "$15,000,000" in their place.

     11.  Section 6.11.   Section 6.11 of the Loan Agreement is amended to read
          ------------            ----
as follows:

          "6.11    Interest Coverage Ratio.  Permit the Interest Coverage Ratio,
                   -----------------------
          as of the last day of any Fiscal Quarter ending after the Closing Date, to be less than the ratio set forth below opposite such Fiscal Quarter or the period during which such Fiscal Quarter ends:

                        Fiscal Quarter or Period        Ratio
                        ------------------------     ------------

                         Closing Date through
                         March 31, 1999              1.70 to 1.00

                         June 30, 1999 through
                         March 31, 2000              1.50 to 1.00

                         June 30, 2000               1.40 to 1.00

                         September 30, 2000          1.50 to 1.00

                         December 31, 2000           1.75 to 1.00

                         March 31, 2001 and
                         thereafter                  2.00 to 1.00

     12.  Section 6.12.  Section 6.12 of the Loan Agreement is amended to read
          ------------           ----
as follows:

          "6.12   Senior Funded Debt Ratio.  Permit the Senior Funded Debt
                  ------------------------
          Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to be greater than 2.00 to 1.00.

     13.  Section 6.13.   Section 6.13  of the Loan Agreement is amended to read
          ------------            ----
as follows:

          "6.13   Funded Debt Ratio.  Permit the Funded Debt Ratio, as of the
                  -----------------
          last day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite such Fiscal Quarter or the period during which such Fiscal Quarter ends:

                        Fiscal Quarter or Period        Ratio
                        ------------------------     ------------

                         Closing Date through
                         December 31, 1998           4.75 to 1.00

                         March 31, 1999 through
                         September 30, 1999          5.00 to 1.00

                         December 31, 1999 through
                         March 31, 2000              5.25 to 1.00

                         June 30, 2000               5.75 to 1.00

                         September 30, 2000          5.00 to 1.00

                         December 31, 2000           4.50 to 1.00

                         March 31, 2001 and
                         thereafter                  4.00 to 1.00

    14.  Section 6.14. Section 6.14(d) of the Loan Agreement is amended by
         ------------          -------
striking the first two lines thereof (through the figures "$150,000,000") and substituting therefor the following:

          "Capital Expenditures (excluding capitalized interest, pre-opening
                                 ---------
          expenses and funds disbursed pursuant to community development agreements) for the acquisition of land for and construction of the Indiana Project not in excess of $165,000,000;"

     15.  Section 6.15.  Section 6.15(c) of the Loan Agreement is amended by
          ------------           -------
striking the figures "$10,000,000" in the second line thereof and substituting the figures "$15,000,000" in their place.

     16.  Section 6.15.  Section 6.15(h) of the Loan Agreement is amended by
          ------------           -------
striking the figures "$20,000,000" in the fifth line thereof and substituting in their place the figures "$50,000,000."

     17.  Section 6.18.  Section 6.18 of the Loan Agreement is amended to read
          ------------           ----
as follows:

          6.18 Redemption or Repurchase of Louisiana First Mortgage Notes.
               ----------------------------------------------------------
          Redeem or repurchase all or any portion of the Louisiana First Mortgage Notes, except (a) such amounts as are payable to the holders
                          ------
          thereof pursuant to their "change of control" rights with respect to the Merger and (b) such principal amounts thereof as may be repurchased for an aggregate repurchase price not exceeding $50,000,000; provided that Borrower hereby acknowledges that payment
                       --------
          of such amounts shall constitute an Investment in the CMC Louisiana Subsidiaries and, if such amounts exceed $10,000,000, the CMC Louisiana Subsidiaries shall become Restricted Subsidiaries.

     18.  Waiver of Section 6.8.  Compliance with the sale and leaseback
          ---------------------
prohibition contained in Section 6.8 of the Loan Agreement is hereby waived as
                                 ---
respects the sale and leaseback of the "Hollywood Park-Casino" described in Paragraph 20 hereof.

     19.  Intercompany Notes.  Concurrently herewith, the Administrative Agent
          ------------------
shall deliver possession of the Intercompany Notes in its possession to Borrower, subject to the proviso to Section 5.13.
                         -------            ----

     20.  Release of Certain Collateral.  The Administrative Agent is hereby
          -----------------------------
authorized to execute and deliver such documents as are reasonably required to release from the Lien of the Hollywood Park Deed of Trust that portion of the Hollywood Park Property consisting of the "Hollywood Park Race Track," "Hollywood Park-Casino" and adjacent parking lots; provided that (a) such
                                                   --------
release is in connection with a Disposition thereof to Churchill Downs Incorporated (or an Affiliate thereof) substantially on the terms publicly announced by Borrower on May 6, 1999, (b) Borrower concurrently leases back the "Hollywood Park-Casino" pursuant to a lease that the Administrative Agent determines is consistent with the revised projections delivered by Borrower in connection with this Amendment and is otherwise reasonably acceptable, (c) Borrower promptly thereafter executes and delivers to the Administrative Agent a deed of trust in the form of the Model Deed of Trust covering such leasehold interest, together with a related landlord consent substantially in the form of the Model Landlord Consent and Agreement and appropriate title insurance policies (including the related ALTA survey) and endorsements acceptable to the Administrative Agent and (d) the conditions precedent set forth in the last sentence of Section 2.13 have been
                                                               ----
satisfied.

     21.  Representation and Warranty.  Borrower represents and warrants that,
          ---------------------------
as of the date hereof and giving effect to this Amendment, no Default or Event of Default exists.

     22.  Conditions Precedent.  The effectiveness of this Amendment is
          --------------------
conditioned upon the receipt (a) by each Lender of the amendment fee set forth in a letter to that Lender from the Administrative Agent (which letter shall be approved by Borrower) and (b) by the Administrative Agent of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

          (i)   Counterparts of this Amendment executed by all parties hereto;

          (ii)  Written consent of all of the Banks as required under Section
                11.2 of the Loan Agreement in the form of Exhibit A to this
                ----
                Amendment;

          (iii) Written consent of the Subsidiary Guarantors in the form of Exhibit B to this Amendment; and

          (iv) Such minor corrections of documents heretofore delivered by Borrower or a Subsidiary Guarantor on the Closing Date as may be reasonably requested by the Administrative Agent.

     23.  Confirmation.  In all respects, the terms of the Loan Agreement (as
          ------------
amended hereby) are hereby confirmed.

          IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of June 8, 1999 by their duly authorized representatives.

                                          HOLLYWOOD PARK, INC.


                                          By:  /s/ Bruce C. Hinckley
                                                   ------------------------
                                                   Bruce C. Hinckley
                                                   Chief Financial Officer

                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Administrative
                                          Agent



                                          By:  _________________________________
                                               Janice Hammond
                                               Vice President

                            Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 1 to Amended and Restated Reducing Revolving Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated:  June __, 1999

                                          BANK OF AMERICA
                                          ---------------
                                          [Name of Institution]



                                          By: ________________________________
                                              Jon Varnell
                                              Managing Director
                                              --------------------------------
                                              [Printed Name and Title]

                            Exhibit B to Amendment

                       CONSENT OF SUBSIDIARY GUARANTORS
                       --------------------------------


          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of October 14, 1998 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Societe Generale and Bank of Scotland as Managing Agents, First National Bank of Commerce, as Co-Agent, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          Each of the undersigned Subsidiary Guarantors hereby consents to Amendment No. 1 to the Loan Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty and all Collateral Documents to which it is a party remain in full force and effect.

Dated: June 8, 1999

"Guarantors"

HOLLYWOOD PARK OPERATING COMPANY,        HOLLYWOOD PARK FOOD
COMPANY,                                 SERVICES, INC.,
a Delaware corporation                   a California corporation

By: /s/ Bruce C. Hinckley                By:  /s/ Bruce C. Hinckley
---------------------------------        ------------------------------
Title:                                   Title:

     Vice President                           Vice President
---------------------------------        ------------------------------

HOLLYWOOD PARK FALL                      HP/COMPTON, INC.,
OPERATING CO.,                           a California corporation
a Delaware corporation


By:  /s/ Bruce C. Hinckley               By:  /s/ Bruce C. Hinckley
---------------------------------        --------------------------------
Title:   Vice President                  Title:   Chief Financial Officer
---------------------------------        --------------------------------

HP YAKAMA, INC.,                         TURF PARADISE, INC.,
a Delaware corporation                   an Arizona corporation


By:  /s/ Bruce C. Hinckley               By:  /s/ Bruce C. Hinckley
---------------------------------        --------------------------------
Title:   Treasurer                       Title:  Vice President
---------------------------------        --------------------------------

CRYSTAL PARK HOTEL AND                   BOOMTOWN, INC.,
CASINO DEVELOPMENT COMPANY, LLC,         a Delaware corporation
a California limited liability company

By:  HP/COMPTON, INC.,                   By:  /s/ Bruce C. Hinckley
     a California corporation,           --------------------------------
     its managing member                 Title:   Chief Financial Officer
                                         --------------------------------

By:  /s/ Bruce C. Hinckley
----------------------------------
Title:   Chief Financial Officer
----------------------------------

BOOMTOWN HOTEL & CASINO,                 MISSISSIPPI-I GAMING, L.P.,
INC., a Nevada corporation               a Mississippi limited partnership


By:  /s/ Bruce C. Hinckley               By:  BAYVIEW YACHT CLUB,
--------------------------------              INC.,
Title:   Chief Financial Officer              a Mississippi corporation,
--------------------------------              its general partner


                                         By:  /s/ Bruce C. Hinckley
                                         ------------------------------------
                                         Title:   Chief Financial Officer
                                         ------------------------------------

BAYVIEW YACHT CLUB, INC.,                LOUISIANA-I GAMING, L.P.,
a Mississippi corporation                a Louisiana partnership in commendam


                                         By:  LOUISIANA GAMING
By:  /s/ Bruce C. Hinckley                    ENTERPRISES, INC.,
--------------------------------              its general partner
Title:   Chief Financial Officer
--------------------------------
                                         By:  /s/ Bruce C. Hinckley
                                         ------------------------------------
                                         Title:   Chief Financial Officer
                                         ------------------------------------

BOOMTOWN HOOSIER, INC.,                  LOUISIANA GAMING ENTERPRISES, INC.,
a Nevada corporation                     a Louisiana corporation


By:  /s/ Bruce C. Hinckley               By:  /s/ Bruce C. Hinckley
--------------------------------         ------------------------------------
Title:   Vice President and CFO          Title: Chief Financial Officer
--------------------------------         ------------------------------------

INDIANA VENTURES, LLC,                   SWITZERLAND COUNTY DEVELOPMENT CORP.,
a Nevada limited liability company       a Nevada corporation

By:  BOOMTOWN HOOSIER, INC.
     a Nevada corporation,               By:  /s/ Bruce C. Hinckley
     as Managing Member                  -------------------------------------
                                         Title:   Chief Financial Officer
                                         -------------------------------------
By:  /s/ Bruce C. Hinckley
-------------------------------
Title:  Chief Financial Officer
-------------------------------

CASINO MAGIC CORP.,                      MARDI GRAS CASINO CORP.,
a Minnesota corporation                  a Mississippi corporation


By:  /s/ Bruce C. Hinckley               By:  /s/ Bruce C. Hinckley
----------------------------------       -------------------------------------
Title:   Chief Financial Officer         Title:   Chief Financial Officer
----------------------------------       -------------------------------------

BILOXI CASINO CORP.,                     CASINO MAGIC FINANCE CORP.,
a Mississippi corporation                a Mississippi corporation


By:  /s/ Bruce C. Hinckley               By:  /s/ Bruce C. Hinckley
----------------------------------       -------------------------------------
Title:   Chief Financial Officer         Title:   Treasurer
----------------------------------       -------------------------------------

BAY ST. LOUIS CASINO CORP.,              CASINO ONE CORPORATION,
a Mississippi corporation                a Mississippi corporation


By:  /s/ Bruce C. Hinckley               By:  /s/ Bruce C. Hinckley
----------------------------------       -------------------------------------
Title:   Treasurer                       Title:   Chief Financial Officer
----------------------------------       -------------------------------------